COLUMBIA FUNDS SERIES TRUST

Columbia Short Term Bond Fund

(the “Fund”)

Supplement dated February 27, 2009 to the Prospectuses, each dated August 1, 2008

Effective February 27, 2009, the Fund has changed its benchmark to the Barclays Capital 1-3 Year Government/Credit Index. Accordingly, the Fund’s prospectuses are revised and supplemented as follows:

1)	Reference to the Merrill Lynch 1-3 Year U.S. Treasury Index as the Fund’s benchmark in the “FUNDimensions” information table, is deleted and replaced with reference to the Barclays Capital 1-3 Year Government/Credit Index.

2)	The last three sentences of the paragraph under the heading “Average Annual Total Return as of December 31, 2007,” in the section entitled “Performance Information,” are revised and replaced in their entirety as follows:

The table compares the Fund’s returns for each period with those of the Barclays Capital 1-3 Year Government/Credit Index, an unmanaged index consisting of Treasury or government agency securities and investment grade corporate debt securities with maturities of one to three years. Prior to February 27, 2009, the Fund’s benchmark was the Merrill Lynch 1-3 Year U.S. Treasury Index, which tracked the performance of sovereign debt publicly issued in the U.S. domestic market with maturities of one to three years and a minimum amount outstanding of $1 billion. The Fund changed its benchmark effective February 27, 2009 because the Advisor believes that the Barclays Capital 1-3 Year Government/Credit Index more closely reflects the Fund’s investment universe, with its investment in a broad range of fixed income securities, than does the previous benchmark of the Fund. The Fund’s average annual returns for the one-year, five-year and ten-year periods are shown compared to the Barclays Capital 1-3 Year Government/Credit Index, as well as the Fund’s previous benchmark, the Merrill Lynch 1-3 Year U.S. Treasury Index. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

3)	The following line is added to the table under the heading “Average Annual Total Return as of December 31, 2007,” in the section entitled “Performance Information”:

	1 year	5 years	10 years
Barclays Capital 1-3 Year Government/Credit Index (reflects no deductions for fees, expenses or taxes)	6.83%	3.38%	4.99%

Shareholders should retain this Supplement for future reference.

INT-47/8463-0209